UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   8 June 2006
                                          -----------------


                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)


          CALIFORNIA                                         68-0006075
 ----------------------------    ---------------    ----------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation           File Number)          Identification No.)


    1222 RESEARCH PARK DRIVE, DAVIS CA                     95616
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 (Address of principal executive offices)               (Zip Code)


                        Telephone Number:   (530) 756-5086
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          (Former name or former address, if changed since last report)





Item 1.01  Entry into a Material Definitive Agreement

Moller International is pleased to announce the selection of Mr. Faulkner White as Corporate Secretary. The new Secretary was nominated by Paul Moller and confirmed by an electronic vote of the current Moller International Board of Directors on 6 June 2006. Voting were Paul Moller, Umesh Khimji, Jim Toreson, and Mike Shanley. Mr. White abstained from the vote.

Mr. White, who has been interim secretary, succeeds Jack G. Allison who retired in September 2004. Mr. White has been a member of the Moller International Board of Directors since June 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               /s/ Paul S. Moller, President
                   -------------------------
               (Registrant)

Date: 8 June 2006